Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 7, 2020, among Great Ajax Corp., a Maryland corporation (the “Company”), Great Ajax Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), Thetis Asset Management LLC, a Delaware limited liability company (the “Manager”), and the purchasers set forth in Schedule I hereto (the “Purchasers”). Magnetar Xing He Master Fund Ltd. and Magnetar SC Fund Ltd. join this Agreement solely for purpose of Section 4.1 below.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, the Operating Partnership, the Manager and the Purchasers hereby agree as follows:

ARTICLE I.

PURCHASE AND SALE

1.1              Closing.

(a)               On the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein, the Company agrees to sell or issue, as applicable, and the Purchasers agrees to purchase or accept, as applicable: (a) 1,112,400 shares (the “Series A Shares”) of the Company’s 7.25% Series A Fixed-to-Floating Rate Preferred Stock, liquidation preference $25.00 per share (the “Series A Preferred Stock”); (b) 87,600 shares (the “Series B Shares,” and together with the Series A Shares, the “Shares”) of the Company’s 5.00% Series B Fixed-to-Floating Rate Preferred Stock, liquidation preference $25.00 per share (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”); (c) two series of warrants (the “Series A Warrant” and the “Series B Warrant,” and together the “Warrants”) issued and delivered pursuant to the Warrant Agency Agreement, dated as of May 4, 2020 (the “Warrant Agency Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, in its capacity as the Company’s warrant agent for the Warrants (the “Warrant Agent”), and in connection with the Closing under this Agreement to purchase 1,500,000 shares of common stock, par value $0.01 per share (“Common Stock”), for an aggregate purchase price of $30,000,000 (the “Aggregate Purchase Price”). The Warrants and the Shares are hereinafter collectively called the “Securities.”

(b)               On the Closing Date, the Company shall issue 1,390,500 Series A Warrants in substantially the form attached hereto as Exhibit A and 109,500 Series B Warrants in substantially the form attached hereto as Exhibit B. The Warrants shall have an exercise price equal to $10.00 per share of Common Stock, issuable upon exercise of the Warrants (“Warrant Shares”) (subject to adjustment as provided in such Warrants).

1.2              Deliveries.

(a)               The completion of the purchase and sale of the Shares and the Warrants being purchased hereunder (the “Closing”) shall occur remotely via the exchange of documents and signatures on or prior to May 7, 2020, promptly following the satisfaction of all conditions for Closing set forth below (the “Closing Conditions”), or on such later date or at such different location as the parties shall agree to in writing, but not prior to or later than the second business day after the date that the Closing Conditions have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Purchasers shall deliver to an account designated by the Company, via wire transfer of immediately available funds, the Aggregate Purchase Price as set forth in Section 1.1 above, and the Company shall deliver to each Purchaser (or its designated custodian per its delivery instructions), (i) the Shares issuable to each Purchaser pursuant to this Agreement in electronic, book-entry form, registered in the name of such Purchaser, or confirmation of instruction given by the Company to American Stock Transfer & Trust Company, LLC, in its capacity as the Company’s transfer agent for the Preferred Stock (as defined herein) (the “Transfer Agent”), to register the Shares in electronic, book-entry form with respect to, the number of Shares set forth in Section 1.1 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof; and (ii) the Series A Warrant and Series B Warrant, each registered in the name of the applicable Purchaser in electronic, book-entry form with the Warrant Agent, in substantially the forms attached hereto as Exhibit A and Exhibit B, respectively, representing the number of shares of Common Stock set forth in Section 1.1 above and bearing an appropriate legend referring to the fact that the Warrants were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof.

1.3              Closing Conditions.

(a)               The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects on the Closing Date of the representations and warranties made by the Purchasers (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)              the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled prior to the Closing;

(iii)            receipt by the Company of the Registration Rights Agreement, dated as of the Closing Date, between the Company and the Purchasers, a form of which is attached hereto as Exhibit C (the “Registration Rights Agreement”), which shall have been duly executed by the Purchasers;

(iv)             receipt by the Company of a wire transfer to the account designated by the Company of same-day funds in the full amount of the Aggregate Purchase Price for the Shares and the Warrants being purchased hereunder; and

(v)               receipt by the Company of an applicable IRS Form W-8 or W-9 from each of the Purchasers.

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(b)               The obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company and the Operating Partnership contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(ii)              the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing, including filing (i) Articles Supplementary classifying and designating the Preferred Stock (the “Second Closing Articles Supplementary”) and (ii) Articles of Amendment (the “Articles of Amendment”) amending (the “Amendment”) the First Closing Articles Supplementary (as defined below), in each case with the State Department of Assessments and Taxation of Maryland (the “SDAT”);

(iii)            receipt by the Purchasers of a legal opinion from Mayer Brown LLP, counsel to the Company, the Operating Partnership and the Manager addressed to the Purchasers and dated the Closing Date substantially in the form of Exhibit D hereto, including an opinion as to the status of the Company as a real estate investment trust (a “REIT”);

(iv)             receipt by the Purchasers of the Registration Rights Agreement, which shall have been duly executed by the Company; and

(v)               receipt by the Purchasers of a cross-receipt executed by the Company and delivered to the Purchasers certifying that it has received from the Purchasers an amount in cash equal to the Aggregate Purchase Price.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

2.1              Representations, Warranties and Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, hereby represent and warrant to, and covenant with, the Purchasers as of the date of this Agreement and the Closing Date, unless otherwise specified:

(a)               The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), since January 1, 2018. The SEC Reports (i) as of the time they were filed (or if subsequently amended, when amended, and as of the date hereof), complied, and comply, in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not, at the time they were filed (or if subsequently amended or superseded by an amendment or other filing, then, on the date of such subsequent filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(b)               Each of the Company and each of the subsidiaries of the Company identified on Schedule II hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated, formed or organized and is validly existing as a corporation, general or limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of incorporation, formation or organization with full power and authority to own its respective properties and to conduct its respective businesses as described in the SEC Reports, and, in the case of the Company and the Operating Partnership, to execute and deliver this Agreement and the Warrants and, in the case of the Company, to execute and deliver the Registration Rights Agreement and the Warrant Agency Agreement (collectively, the “Transaction Documents”), as applicable, and to consummate the transactions contemplated herein and therein and to perform its obligations under the Third Amended and Restated Management Agreement, dated as of April 28, 2020, by and among the Company, the Operating Partnership and the Manager (the “Management Agreement”).

(c)               The Company and each of the Subsidiaries is duly qualified or licensed and in good standing in each jurisdiction in which it conducts its businesses or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified or licensed would have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”). Except as disclosed in the SEC Reports, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary. Other than as disclosed in the SEC Reports, the Company and the Operating Partnership do not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

(d)               The Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates.

(e)               Neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) its respective charter, bylaws, agreement of limited partnership, operating agreement or other similar organizational documents (the “Organizational Documents”), (ii) the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order (each, a “Law”) applicable to the Company or any Subsidiary, except, in the case of clauses (ii) and (iii) above, for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(f)                The issuance and sale of the Securities, the execution, delivery and performance of the Transaction Documents, the execution and filing of the Second Closing Articles Supplementary and the Articles of Amendment, and the consummation of the transactions contemplated herein and thereunder (including the issuance of the Warrant Shares upon any exercise of the Warrants) will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), (i) any provision of the Organizational Documents of the Company or any Subsidiary, (ii) any provision of any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any Law applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants.

(g)               The consolidated financial statements, including the notes thereto, included in the SEC Reports present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and their consolidated results of operations and changes in financial position and cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the United States Securities and Exchange Commission (the “Commission”); all disclosures contained in the SEC Reports, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(h)               All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. All of the outstanding shares of capital stock, partnership interests and membership interests, as the case may be, of the Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable securities thereof and, except as disclosed in the SEC Reports, all of the outstanding shares of capital stock, partnership interest or membership interests, as the case may be, of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company. Except as disclosed in the SEC Reports, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options. All issued and outstanding units of partnership interest in the Operating Partnership (“Units”) owned by the Company are owned free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

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(i)                 The Shares have been duly and validly authorized for issuance and sale by the Company, and, when issued and delivered to the Purchasers against payment therefor pursuant to this Agreement, will be duly and validly issued, fully paid and non-assessable and will not be subject to any statutory and contractual preemptive rights, first refusal rights or similar rights. The Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party other than the restrictions on ownership and transfer set forth in the Company’s charter.

(j)                 The Warrant Shares have been duly and validly authorized and reserved for issuance by the Company, and, when issued upon exercise of the Warrants in accordance with the terms of the Warrant Agency Agreement will be fully paid and nonassessable, and the issuance of the Warrant Shares, if any, will not be subject to any statutory or contractual preemptive right, right of first refusal or other similar rights; the Warrant Shares, when issued and delivered against payment therefor as provided in the Warrant Agency Agreement will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party other than the restrictions on ownership and transfer set forth in the Company’s charter.

(k)               The Company’s Articles Supplementary accepted for record by the SDAT on April 6, 2020 set forth the preferences, conversion or other rights, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Preferred Stock (the “First Closing Articles Supplementary”). The Second Closing Articles Supplementary classifies (i) 1,112,400 shares of authorized but unissued Preferred Stock as Series A Preferred Stock and (ii) 87,600 shares of authorized but unissued Preferred Stock as Series B Preferred Stock. The Second Closing Articles Supplementary and the Articles of Amendment will have been filed with the SDAT, will have become effective under the Maryland General Corporation Law (the “MGCL”) and will comply with all applicable requirements under the MGCL on or prior to the Closing Date.

(l)                 No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of the Transaction Documents by the Company or the Operating Partnership, as applicable, their consummation of the transactions contemplated herein or thereunder (including the Company’s sale and delivery of the Shares and the Company’s issuance of the Warrant Shares upon exercise of the Warrants), other than such as have been obtained, or will have been obtained at the Closing Date. No stockholder approvals are required in connection with the issuance and sale of the Securities or the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrant Agency Agreement, under the rules of the New York Stock Exchange (“NYSE”).

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(m)             Each of the Transaction Documents and the Management Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership, as applicable, and each is a legal, valid and binding agreement of the Company and the Operating Partnership enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions, as applicable, contained in Section 3.1 hereof and in the Registration Rights Agreement may be limited by federal or state securities laws and public policy considerations in respect thereof.

(n)               There are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company or the Operating Partnership, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order that could reasonably be expected to have a Material Adverse Effect.

(o)               Moss Adams LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the SEC Reports, is, and was during the periods covered by its reports, an independent registered public accounting firm as required by the Securities Act and the Exchange Act and is registered with the Public Company Accounting Oversight Board.

(p)               Each of the Company and the Subsidiaries has timely filed all tax returns required to be filed (except in any case in which the failure to so file would not reasonably be expected to result in a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing would otherwise be delinquent, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and except in any case in which the failure to so pay would not reasonably be expected to result in a Material Adverse Effect.

(q)               The descriptions in the SEC Reports of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the SEC Reports or to be filed as exhibits to the SEC Reports which are not described or filed as required. All agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the SEC Reports are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

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(r)                Each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(s)                Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Law and in connection with the issuance and sale of the Securities, the Warrant Shares to be issued upon exercise of the Warrants, or the consummation by the Company and the Operating Partnership of the transactions contemplated hereby, other than the registration of the Shares or the Warrant Shares upon exercise of the Warrants under the Securities Act and filing the Second Closing Articles Supplementary and the Articles of Amendment with the SDAT, which has been or will be effected. Each of the Company and the Subsidiaries has obtained all necessary licenses, authorizations, consents and approvals from other persons required in order to conduct their respective businesses as described in the SEC Reports, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the SEC Reports; neither the Company, nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could reasonably be expected to result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the SEC Reports.

(t)                 Each of the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the SEC Reports or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the SEC Reports or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

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(u)               The Company and each of the Subsidiaries maintain effective internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto; and since the date of the last audited financial statements of the Company included in the SEC Reports, the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Board of Directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(v)               The Company and each of the Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) are effective in all material respects to perform the functions for which they were established.

(w)             There is and has been no failure on the part of the Company and the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and with which the Company is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(x)               Commencing with its taxable year ended December 31, 2014, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); the present and contemplated method of operation of the Company and the Subsidiaries does and will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2020, and thereafter and all statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the SEC Reports are accurate and fair summaries of the legal or tax matters described therein in all material respects. The Operating Partnership is treated as a disregarded entity, and not as an association taxable as a corporation, for U.S. federal income tax purposes. The Company has not been, is not and will use commercially reasonable efforts not to be during any time that the Shares or Warrant Shares are outstanding a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.

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(y)               The Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the SEC Reports, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and neither the Company nor any Subsidiary knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would reasonably be expected to have a Material Adverse Effect.

(z)               Except for the financial advisory fee to Piper Sandler & Co., no brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated herein.

(aa)            Neither the Company nor any of its Subsidiaries is, and after giving effect to the offering and sale of the Securities or the issuance of any Warrant Shares following exercise of the Warrants will be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(bb)           The Securities conform in all material respects to the descriptions thereof contained in the SEC Reports, this Agreement, the Warrant Agency Agreement and the First Closing Articles Supplementary, the Second Closing Articles Supplementary and the Articles of Amendment.

(cc)            Except as disclosed in the SEC Reports, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to any registration statement or otherwise registered by the Company or the Operating Partnership under the Securities Act, all of which registration or similar rights are fairly summarized in the SEC Reports.

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(dd)           Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”). Each of the Company and the Subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements. There are no pending or, to the knowledge of the Company or the Operating Partnership, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or the Subsidiaries. To the knowledge of the Company or the Operating Partnership, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(ee)            Neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect.

(ff)              The Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Code; and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(gg)           Except as otherwise disclosed in the SEC Reports, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them.

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(hh)           All securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been or will be issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the NYSE.

(ii)              No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act to be described in the SEC Reports, which is not so described.

(jj)              There are no existing or, to the knowledge of the Company or the Operating Partnership, threatened labor disputes with the employees of the Company or any of the Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; no labor dispute exists between any officers of the Company or the Operating Partnership (each, a “Company-Focused Professional”), on the one hand, and the employer of each such individual on the other hand.

(kk)           Neither the Company nor the Operating Partnership nor, to the best of the Company’s or the Operating Partnership’s knowledge, any employer of any Company-Focused Professional has been notified that any such Company-Focused Professional plans to terminate his or her employment with his or her employer; neither the Company nor the Operating Partnership nor, to the best of the Company’s knowledge, any Company-Focused Professional is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company, the Operating Partnership or the Manager as described in the SEC Reports.

(ll)              Neither the Company nor any of the Subsidiaries, nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries, nor the Manager or its affiliates acting on behalf of the Company or any of the Subsidiaries, has at any time (i) made any unlawful contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries; neither the Company nor any of the Subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company and the Operating Partnership, their affiliates have conducted their businesses in compliance with the FCPA.

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(mm)      Neither the Company nor the Subsidiaries, nor, to the Company’s or the Operating Partnership’s knowledge, any employee or agent of the Company or the Subsidiaries, has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, including without limitation, the “know your customer” and anti-money laundering laws of any jurisdiction (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Operating Partnership, threatened.

(nn)           Neither the Company nor the Subsidiaries, nor, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or the Subsidiaries, nor the Manager or its affiliates acting on behalf of the Company or the Operating Partnership, is currently subject to any U.S. sanctions administered by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and the Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country subject to Sanctions.

(oo)           Subsequent to the respective dates as of which information is given in the SEC Reports, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership on its Units.

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2.2              Representations and Warranties of the Manager. The Manager hereby makes the following representations and warranties to the Purchasers as of the date hereof and the Closing Date, unless otherwise specified:

(a)               As of the date of this Agreement, the Manager has no plan or intention to materially alter its investment policy, investment allocation policy or exclusivity policy with respect to the Company as described in the SEC Reports.

(b)               The Manager has been duly organized and is validly existing as a limited liability company in good standing under the laws of the state of Delaware with full power and authority to own its respective properties and to conduct its respective businesses as described in the SEC Reports, and to execute and deliver the Transaction Documents, as applicable, and to consummate the transactions contemplated herein and therein.

(c)               The Manager is duly qualified or licensed and in good standing in each jurisdiction in which it conducts its businesses or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified or licensed would have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Manager (any such effect or change, where the context so requires, is hereinafter called a “Manager Material Adverse Effect” or “Manager Material Adverse Change”).

(d)               The Manager is in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates.

(e)               The Manager is not in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) its operating agreement, bylaws or other similar organizational documents (the “Manager Organizational Documents”), (ii) the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Manager is a party or by which any of it or its respective properties is bound (together with the Manager Organizational Documents, the “Manager Agreements”), or (iii) any Law applicable to the Manager, except, in the case of clauses (ii) and (iii) above, for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Manager Material Adverse Effect.

(f)                The execution, delivery and performance of the Transaction Documents, as applicable, and consummation of the transactions contemplated herein and therein, and compliance by the Manager with its obligations hereunder and the Management Agreement will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the Manager Organizational Documents, or (ii) any provision of any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Manager is a party or by which any of it or its respective properties may be bound or affected, or under any Law applicable to the Manager, except in the case of this clause (ii) for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Manager Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Manager.

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(g)               Each of the Transaction Documents, as applicable, and the Management Agreement has been duly authorized, executed and delivered by the Manager and each is a legal, valid and binding agreement of the Manager enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions, as applicable, contained in Section 3.1 hereof and in the Registration Rights Agreement may be limited by federal or state securities laws and public policy considerations in respect thereof.

(h)               The Manager has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Law, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its business as described in the SEC Reports, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Manager Material Adverse Effect; the Manager is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the SEC Reports; the Manager is not in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Manager the effect of which could reasonably be expected to result in a Manager Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the SEC Reports.

(i)                 None of the Manager or any of its respective directors, officers, representatives or affiliates has taken, nor will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Warrant Shares to be issued upon exercise of the Warrants, or to result in a violation at Regulation M under the Exchange Act.

(j)                 The Manager maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) the transactions that may be effectuated by it on behalf of the Company pursuant to its duties set forth in the Management Agreement will be executed in accordance with management’s general or specific authorization and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization.

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(k)               There are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Manager, threatened against the Manager or any of its respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order reasonably likely to result in a Manager Material Adverse Effect.

(l)                 The Manager is not required to register as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is not prohibited by the Advisers Act, or the rules and regulations thereunder, from performing its obligations under the Management Agreement as described in the SEC Reports and the Management Agreement.

2.3              Representations, Warranties and Covenants of the Purchasers. Each of the Purchasers, severally but not jointly, represent and warrant to, and covenant with, the Company and the Operating Partnership, as of the date of this Agreement and the Closing Date, that:

(a)               Experience. (i) Such Purchaser is knowledgeable, sophisticated and experienced in financial and business matters in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities and has the ability to bear the economic risks of an investment in the Securities; (ii) such Purchaser is acquiring the Securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any Securities or any arrangement or understanding with any other persons regarding the distribution of any Securities (this representation and warranty does not limit such Purchaser’s right to sell in compliance with the Securities Act and the rules and regulations promulgated under the Exchange Act and the Securities Act (together, the “Rules and Regulations”)); (iii) such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any Securities, nor will such Purchaser engage in any Short Sale (as defined below) that results in a disposition of any Securities by such Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) at the Closing Date, such Purchaser has completed or caused to be completed the Resale Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the registration statement to be filed pursuant to the Registration Rights Agreement (the “Resale Registration Statement”), and the answers thereto are true and correct in all material respects as of the Closing Date and such Purchaser will notify the Company immediately of any material change in any such information provided in the Resale Registration Statement Questionnaire until such time as such Purchaser has sold all of its Warrant Shares, if any, or until the Company is no longer required to keep the Resale Registration Statement effective; provided, that such Purchaser shall not be required to update the number of securities held by such Purchaser; (v) any other written information furnished to the Company by or on behalf of such Purchaser expressly for inclusion in the Resale Registration Statement will be true and correct in all material respects as of the date such other written information is provided and such Purchaser will notify the Company immediately of any material change in any such other written information until such time as such Purchaser has sold all of its Warrant Shares, if any, or until the Company is no longer required to keep the Resale Registration Statement effective; and (vi) such Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

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(b)               Institutional Accredited Investor. Such Purchaser is an institutional accredited investor (as defined in Rule 501(a) of Regulation D under the Securities Act).

(c)               Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)               No Reliance. In making a decision to purchase the Securities, such Purchaser: (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons; and (iii) confirms that it has undertaken an independent analysis of the merits and risks of an investment in the Company, based on such Purchaser’s own financial circumstances.

(e)               Confidentiality. Such Purchaser understands that the existence and nature of all conversations regarding the Company and this offering (such information, together with the Transaction Documents and the information described in the following sentence, the “Confidential Information”) must be kept strictly confidential. In addition to the above, such Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 2.3(j) below). Notwithstanding the foregoing, any Purchaser may disclose Confidential Information: (i) to potential purchasers of equity securities of such Purchaser or its Affiliates, provided that the recipient has agreed to abide and be bound by the provisions hereof or is otherwise bound by confidentiality obligations; (ii) to such Purchaser’s direct or indirect limited partners, members and stockholders and existing and prospective investors in connection with their reporting, marketing and fundraising activities and their respective tax, legal and accounting and other advisors that need to know such information, provided, in each case, that the recipient has agreed to abide and be bound by the provisions hereof or is otherwise bound by confidentiality obligations; (iii) as is required to be disclosed by order of a court of competent jurisdiction, administrative body or governmental body, or by subpoena, summons or legal process, or by law, rule or regulation, provided that, to the extent permitted by law, such Purchaser required to make such disclosure shall provide to the Company prompt notice of such disclosure, other than filings made publicly with the Commission, which shall be deemed to have been provided to the Company by virtue of such filing; and (iv) to any person in connection with the enforcement of the terms of this Agreement or the other agreements contemplated hereby. Nothing herein shall limit disclosure of information by a Purchaser or its Affiliates in connection with a routine audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor with authority over such Purchaser or its Affiliates that does not specifically reference the Company or the Confidential Information. For purposes of this Section 2.3(e), “Confidential Information” shall not include any information that: (i) is or becomes generally available to the public other than as a result of a disclosure by such Purchaser or any of its Affiliates or representatives in breach of this Section 2.3(e), (ii) was in such Purchaser’s possession prior to being furnished to such Purchaser by or on behalf of the Company, or (iii) is disclosed to a Purchaser or its Affiliates following the date hereof by a person that is not bound by an obligation or duty of confidentiality to the Company or any of its Subsidiaries to the knowledge of such Purchaser or its Affiliates after reasonable inquiry.

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(f)                Investment Decision. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(g)               Risk of Loss. Such Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment, and such Purchaser has full cognizance of and understands all of the risk factors related to such Purchaser’s purchase of the Securities, including the risk factors set forth in the SEC Reports.

(h)               Legends. Such Purchaser understands that, until such time as the Securities and any Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold and except if and to the extent otherwise provided below in this Section 2.3, the Securities and any Warrant Shares will bear a restrictive legend in substantially the following form:

“THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

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Further, such Purchaser understands that any Securities or Warrant Shares held by Flexpoint Special Assets Fund, L.P., an affiliate of the Company, will bear an additional restrictive legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE OWNED BY A PERSON OR PERSONS WHO MAY BE CONSIDERED AN AFFILIATE FOR PURPOSES OF RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). NO OFFER, SALE, TRANSFER OR ASSIGNMENT OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THE SHARES MAY BE SOLD PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

The Shares and Warrant Shares shall not be required to contain any legend (including the legends set forth above in this Section 2.3 hereof) while a registration statement (including the Resale Registration Statement) covering the resale of such Shares and Warrant Shares is effective under the Securities Act.

The Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legends hereunder, provided that such legends are not required pursuant to the foregoing provisions of this paragraph.

(i)                 Stop Transfer. When issued, the Securities purchased hereunder and any Warrant Shares will be subject to a stop transfer order with the Transfer Agent that restricts the transfer of such shares except upon receipt by the Transfer Agent, in accordance with the provisions of Section 2.3(j) below, of a written confirmation from such Purchaser to the effect that such Purchaser has satisfied its prospectus delivery requirements or upon receipt by the Transfer Agent of written instructions from the Company authorizing such transfer.

(j)                 Public Sale or Distribution. Such Purchaser hereby covenants with the Company not to make any sale of the Shares and Warrant Shares under the Resale Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule). Such Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Resale Registration Statement (a “Suspension”) until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company’s prior written consent, such Purchaser shall not use any written materials to offer the Shares or Warrant Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. Such Purchaser covenants that it will not sell any Shares or Warrant Shares pursuant to said Prospectus during the period commencing at the time when the Company gives such Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time when the Company gives such Purchaser written notice that such Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 90 consecutive days, and no Suspension shall be for a period longer than 120 days in the aggregate in any 360-day period. Such Purchaser further covenants to notify the Company promptly of the sale of all of its Shares or Warrant Shares. At any time that such Purchaser is an affiliate of the Company, any resale of the Shares or Warrant Shares that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

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(k)               Authority; Validity; Enforcement. Such Purchaser further represents and warrants to, and covenants with, the Company that (i) such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by such Purchaser and the consummation of the transactions herein contemplated will not violate any applicable provision of the organizational documents of such Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which such Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to such Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of such Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification and contribution provisions, as applicable, contained in Section 3.1 hereof and within the Registration Rights Agreement may be limited by federal or state securities laws or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining such Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

(l)                 Certain Transactions. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of the securities of the Company during the period commencing as of December 31, 2019 and ending immediately prior to the execution hereof.

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(m)             Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(n)               Material Non-Public Information. Each Purchaser hereby acknowledges that it has not received from the Company or otherwise any material non-public information about the Company. Each Purchaser further acknowledges that it and its representatives are aware that the U.S. securities laws prohibit any person who has material non-public information about an issuer from purchasing or selling, directly or indirectly, securities of such issuer (including entering into hedge transactions involving such securities), or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(o)               Tax Matters. Each Purchaser represents that either (i) such Purchaser is a “United States person” within the meaning of Section 7701(a)(30) of the Code, or (ii) taking into account ownership of the Warrant Shares and any common stock of the Company owned by such Holder of the Warrants, such Purchaser would not be a “10-percent shareholder” of the Company within the meaning of Section 871(h)(3)(B) of the Code. The parties agree that ownership of Shares shall not be taken into account in making the determination under Section 2.3(o)(ii).

(p)               Outstanding Option. Each Purchaser hereby acknowledges and consents to the right of the existing holders of the outstanding Series A Preferred Stock and Series B Preferred Stock to exercise their option to purchase up to 800,000 shares of Preferred Stock (collectively, the “Option Shares”) at the liquidation preference of $25.00 per share for an aggregate purchase price of up to $20,000,000 and be issued warrants corresponding to the number of exercised Option Shares of each series of Preferred Stock.

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ARTICLE III.

INDEMNIFICATION

3.1              Indemnification.

(a)               For the purpose of this Section 3.1 and Section 4.9: the term “Purchaser/Affiliate” shall mean any affiliate of any Purchaser, including a transferee who is an affiliate of any Purchaser, and any person who controls any Purchaser or any affiliate of any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(b)               The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate, against any losses, claims, actions, damages, liabilities or expenses (including the reasonable cost of investigation and any legal, attorneys or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim) (collectively, “Losses”), joint or several, to which any Purchaser or Purchaser/Affiliates may become subject or incur, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed), insofar as any such Losses (or actions in respect thereof as contemplated below) (i) arise out of or are based in whole or in part on any breach in the representations, warranties and covenants of the Company, the Operating Partnership or the Manager contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law; and (ii) arise out of or are based in whole or in part on any application or other document, or any amendment or supplement thereto, executed by the Company, the Operating Partnership or the Manager or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Securities or the Warrant Shares issuable upon exercise of the Warrants under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange, and will promptly reimburse each Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such Losses; provided, however, that neither the Company nor the Operating Partnership will be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company, which consent shall not be unreasonably withheld or delayed, and neither the Company nor the Operating Partnership will be liable in any such case to the extent that any such Losses arise out of or are based upon (A) the failure of any Purchaser to comply with the covenants and agreements contained in Section 2.3 hereof; or (B) the breach in the representations or warranties made by any Purchaser herein. The indemnity agreement set forth in this Section 3.1(b) shall be in addition to any liability to which the Company, the Operating Partnership or the Manager may otherwise have.

(c)               Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Operating Partnership against any Losses to which the Company, each of its directors, each controlling person or the Operating Partnership may become subject or incur, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation) insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) the failure of such Purchaser to comply with the covenants and agreements contained in Section 2.3 hereof; or (ii) any breach in the representations or warranties made by such Purchaser herein.

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(d)               Promptly after receipt by an indemnified party under this Section 3.1 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 3.1 promptly notify each such indemnifying party in writing thereof, but the failure or delay to notify such indemnifying parties will not relieve such indemnifying parties from any liability that they may have to any indemnified party under the indemnity agreement contained in this Section 3.1, except to the extent that its ability to defend is actually impaired by such failure or delay. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from any indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on the advice of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties or the named parties in any such proceeding (including any impleaded parties included by the Company and the indemnified person)), the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 3.1 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction)) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable for any settlement or in respect of any amounts paid in settlement of any claim, action or proceeding unless the indemnifying party shall have approved in writing the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened claim, action or proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all Losses that are the subject matter of such claim, action or proceeding, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of the subject claim, action or proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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ARTICLE IV.

MISCELLANEOUS

4.1              Consent of Holders of Outstanding Preferred Stock. Each of the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock hereby irrevocably waives the preemptive right set forth in Section 10 of the First Closing Articles Supplementary and all other rights set forth therein with respect to the sale and issuance of the Securities as set forth in this Agreement. Further, each of the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock hereby consent to and approve the Amendment and the filing of the Second Closing Articles Supplementary and the Articles of Amendment with the SDAT.

4.2              Fees and Expenses. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of the Securities and any Warrant Shares upon the exercise of the Warrants to the Purchasers.

4.3              Tax Treatment for the Warrants. Unless otherwise required by applicable law, the Company and each of the Purchasers agree to treat each Warrant as a debt instrument for U.S. federal income tax purposes with stated interest rate of 0%, maturity date of August 7, 2023, and such issue prices and stated redemption prices at maturity as set forth with respect to each Purchaser in Schedule III hereto. In connection with any permitted transfer of a Warrant in compliance with the terms of the Warrant and the Warrant Agency Agreement, the transferor shall cause the transferee to acknowledge and agree to the tax treatment for the Warrants pursuant to this Section 4.3 and shall share Schedule III hereto with the transferee.

4.4              Tax Reporting. The Company does not intend to issue IRS Form 1099-DIV to the Purchasers with respect to accruals of dividends in respect of the Series A Shares that are not paid in cash.

4.5              Entire Agreement. This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

24

4.6              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via electronic mail at or prior to 5:30 p.m. (New York City time) on a day on which the NYSE is open for trading (“Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

4.7              Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company, the Operating Partnership and each of the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.8              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.9              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party to this Agreement may assign this Agreement or any rights or obligations hereunder without the prior written consent of each other party to this Agreement (other than by merger). Notwithstanding the foregoing, no prior written consent shall be required for any Purchaser to assign this Agreement or any rights or obligations hereunder to a Purchaser/Affiliate.

4.10          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

25

4.11          Survival of Agreements and Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company, the Operating Partnership and the Purchasers herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Securities and the payment therefor. All representations and warranties, made by the Company, the Operating Partnership and the Purchasers herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Securities and the payment therefor.

4.12          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.13          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.14          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.15          Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

4.16          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

26

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GREAT AJAX CORP.	Address for Notice:

9400 SW Beaverton-Hillsdale Hwy,
Suite 131
Beaverton, Oregon 97005
Attn: Lawrence Mendelsohn
Email: larry@aspencapital.com

By:	/s/ Lawrence Mendelsohn
	Name:	Lawrence Mendelsohn
	Title:	Chief Executive Officer

GREAT AJAX OPERATING PARTNERSHIP L.P.	Address for Notice:

9400 SW Beaverton-Hillsdale Hwy
Suite 131
Beaverton, Oregon 97005
Attn: Lawrence Mendelsohn
Email: larry@aspencapital.com

By:	/s/ Lawrence Mendelsohn
	Name:	Lawrence Mendelsohn
	Title:	Member

THETIS ASSET MANAGEMENT LLC	Address for Notice:

9400 SW Beaverton-Hillsdale Hwy
Suite 131
Beaverton, Oregon 97005
Attn: Lawrence Mendelsohn
Email: larry@aspencapital.com

By:	/s/ Lawrence Mendelsohn
	Name:	Lawrence Mendelsohn
	Title:	Manager

With a copy to (which shall not constitute notice):

Anna T. Pinedo

Mayer Brown LLP

1221 Avenue of the Americas

New York, NY 10020

Tel: (212) 506-2275

Fax: (212) 849-5767

Email: apinedo@mayerbrown.com

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FLEXPOINT SPECIAL ASSETS FUND, L.P.

By:	Flexpoint Special Assets Management, L.P.
Its:	General Partner

By:	Flexpoint Ultimate Special Assets Management, LLC
Its:	General Partner

By:	/s/ Stephen H. Haworth
Name:	Stephen H. Haworth
Title:	Chief Financial Officer
Email:	shaworth@flexpointford.com

Facsimile: 312-327-4525

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

c/o Flexpoint Ford LLC
676 N. Michigan Avenue, Suite 3300

Chicago, IL 60611

Telephone: 312-327-4520

Facsimile: 312-327-4525

Email: sbegleiter@flexpointford.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle St.

Chicago, IL 60654

Telephone: 312-862-2000

Facsimile: 312-862-2200

Attention: Kevin W. Mausert, P.C.

EIN:

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR CONSTELLATION FUND V LLC

By: MAGNETAR FINANCIAL LLC, its manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

Magnetar Constellation Fund V LLC
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

Telephone: (847) 905-4400

Facsimile: (847) 269-2064

Email: fisecurity@magnetar.com

EIN: 47-2215628

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR CONSTELLATION FUND V LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

Magnetar Constellation Fund V Ltd
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

Telephone: (847) 905-4400

Facsimile: (847) 269-2064

Email: fisecurity@magnetar.com

EIN: 98-1223751

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR LONGHORN FUND LP

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

Magnetar Longhorn Fund LP
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

Telephone: (847) 905-4400

Facsimile: (847) 269-2064

Email: fisecurity@magnetar.com

EIN: 83-2065960

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR STRUCTURED CREDIT FUND, LP

By: MAGNETAR FINANCIAL LLC, its general partner

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

Magnetar Structured Credit Fund, LP
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

Telephone: (847) 905-4400

Facsimile: (847) 269-2064

Email: fisecurity@magnetar.com

EIN: 32-0236706

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

By: Wellington Management Company LLP, as investment advisor

By:	/s/ Peter McIsaac
Name:	Peter McIsaac
Title:	Managing Director & Counsel
Email:
Facsimile:

Jurisdiction of Purchaser’s Executive Offices: Cayman

Address for Notice to Purchaser:

Ithan Creek Master Investors (Cayman) L.P.
c/o Wellington Management Company LLP
Legal and Compliance
280 Congress Street
Boston, MA 02210

Telephone Number: (617) 790-7429

Attn: Peter McIsaac

E-mail: #legal-ecm@wellington.com

EIN:

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BAY POND PARTNERS, L.P.

By: Wellington Management Company LLP, as investment advisor

By:	/s/ Peter McIsaac
Name:	Peter McIsaac
Title:	Managing Director & Counsel
Email:
Facsimile:

Jurisdiction of Purchaser’s Executive Offices: Delaware

Address for Notice to Purchaser:

Bay Pond Partners, L.P.

c/o Wellington Management Company LLP
Legal and Compliance
280 Congress Street
Boston, MA 02210

Telephone Number: (617) 790-7429

Attn: Peter McIsaac

E-mail: #legal-ecm@wellington.com

EIN:

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above (joinder in this Securities Purchase Agreement by the undersigned is solely for purposes of Section 4.1).

MAGNETAR SC FUND LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel
Email:	fisecuritynotices@magnetar.com
Facsimile:	(847) 269-2064

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

Magnetar SC Fund Ltd
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

Telephone: (847) 905-4400

Facsimile: (847) 269-2064

Email: fisecurity@magnetar.com

EIN:

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above (joinder in this Securities Purchase Agreement by the undersigned is solely for purposes of Section 4.1).

MAGNETAR XING HE MASTER FUND LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel
Email:	fisecuritynotices@magnetar.com
Facsimile:	(847) 269-2064

Jurisdiction of Purchaser’s Executive Offices: Illinois

Address for Notice to Purchaser:

Magnetar Xing He Master Fund Ltd
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

Telephone: (847) 905-4400

Facsimile: (847) 269-2064

Email: fisecurity@magnetar.com

EIN:

Signature Page to Securities Purchase Agreement

SCHEDULE I

Purchasers

Purchaser	Number of Series A Shares	Number of Series B Shares	Number of Series A Warrants	Number of Series B Warrants	Purchase Price
Bay Pond Partners, L.P.	200,000		250,000		$5,000,000
Flexpoint Special Assets Fund, L.P.	400,000		500,000		$10,000,000
Ithan Creek Master Investors (Cayman) L.P.	140,000		175,000		$3,500,000
Magnetar Constellation Fund V LLC	96,400		120,500		$2,410,000
Magnetar Constellation Fund V Ltd.		87,600		109,500	$2,190,000
Magnetar Longhorn Fund LP	87,600		109,500		$2,190,000
Magnetar Structured Credit Fund, LP	188,400		235,500		$4,710,000
Total	1,112,400	87,600	1,390,500	109,500	$30,000,000

Schedule I

SCHEDULE II

Subsidiaries

Great Ajax Operating LLC

Great Ajax Operating Partnership L.P.

GA-TRS LLC

Great Ajax Funding LLC

AJX Mortgage Trust I

AJX Mortgage Trust II

GAJX Real Estate LLC

Great Ajax II Operating Partnership LP

Great Ajax II REIT Inc.

Great Ajax II Depositor LLC

Schedule II

SCHEDULE III

Tax Issue Price and Stated Redemption Price at Maturity

Purchaser	Tax Issue Price	Stated Redemption Price at Maturity
Bay Pond Partners, L.P.	$377,964.32	$1,746,875.00
Flexpoint Special Assets Fund, L.P.	$755,928.64	$3,493,750.00
Ithan Creek Master Investors (Cayman) L.P.	$264,575.02	$1,222,812.50
Magnetar Constellation Fund V LLC	$182,178.80	$841,993.75
Magnetar Constellation Fund V Ltd.	$167,258.28	$925,275.00
Magnetar Longhorn Fund LP	$165,548.37	$765,131.25
Magnetar Structured Credit Fund, LP	$356,042.39	$1,645,556.25

Schedule III

EXHIBIT A

FORM OF SERIES A WARRANT

EXHIBIT B

FORM OF SERIES B WARRANT

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT D

FORM OF OPINION OF MAYER BROWN LLP

1.                  The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland. The Company has all corporate power and authority to execute, deliver and perform each of the Transaction Agreements to which it is a party.

2.                  The Manager is duly organized and validly existing as a limited liability company and in good standing under the laws of the State of Delaware. The Manager has all limited liability company power and authority to execute, deliver and perform each of the Transaction Agreements to which it is a party.

3.                  Each Significant Subsidiary is duly incorporated, organized and validly existing as a corporation, limited partnership or limited liability company and in good standing, under the laws of its jurisdiction of organization. The Operating Partnership has all limited partnership power and authority to execute, deliver and perform each of the Transaction Agreements to which it is a party.

4.                  The execution, delivery and performance by each of the Ajax Parties, as the case may be, of each of the Transaction Agreements to which such entity is a party have each been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such entity, and each of the Transaction Agreements to which each such entity is a party has been duly executed and delivered on behalf of the Company and the Operating Partnership, as applicable.

5.                  Assuming due authorization, execution and delivery by the other parties thereto, each of the Transaction Agreements to which any of the Ajax Parties is a party constitutes a valid and binding obligation of such Ajax Party, as applicable, enforceable against it, as applicable, in accordance with the terms of such Transaction Agreement.

6.                  The shares of Preferred Stock have been duly authorized by all necessary corporate action of the Company and, when issued in accordance with the provisions of the Securities Purchase Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim.

7.                  The Warrants have been duly authorized by all necessary corporate action of the Company and, when duly executed and delivered in accordance with the provisions of the Warrant Agency Agreement, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

8.                  The Warrant Shares have been duly authorized by all necessary corporate action of the Company and reserved for issuance upon exercise of the Warrants and, when issued and delivered against payment therefor pursuant to the Warrants, will be validly issued, fully-paid and non-assessable.

Exhibit D-1

9.                  The execution, delivery and performance by each of the Ajax Parties of each of the Transaction Agreements to which it is a party, the issuance, sale and delivery of the Shares, the Warrants and the Warrant Shares (assuming valid and proper exercise of the Warrants in accordance with the terms of the Warrant Agency Agremeent), by the Company, the consummation by the Ajax Parties of the transactions contemplated by the Transaction Agreements, and compliance by the Ajax Parties with the terms and provisions of the Transaction Agreements do not (a) require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body, other than as have been obtained or made and are in full force and effect or (b) conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of its organizational documents, (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which any of the Ajax Parties is a party or by which it or its respective properties may be bound or affected, or (iii) any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to any of the Ajax Parties or its properties, except in the case of clauses (a) or (b)(ii) or (b)(iii) for such conflicts, breaches or defaults which have been validly waived or would not reasonably be expected to have a Material Adverse Effect or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company.

10.              The filing of the Second Closing Articles Supplementary and the Articles of Amendment relating to each of the Series A Preferred Stock and the Series B Preferred Stock has been duly authorized by all necessary corporation action on the part of the Company.

11.              Assuming the accuracy of the representations and warranties of the Purchasers contained in the Securities Purchase Agreement, the offer and sale of the Preferred Stock and the Warrants by the Company to the Purchasers and the issuance of the Warrant Shares upon exercise of the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended.

12.              Each of the Company and the Operating Partnership and the Significant Subsidiaries is not, and immediately after giving effect to the issuance and sale of the Preferred Stock and the Warrants occurring today and the application of proceeds therefrom as described in the Securities Purchase Agreement, will not be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.

Exhibit D-2

APPENDIX I

RESALE REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1. Pursuant to the “Selling Stockholder” section of the Registration Statement, please state [your] / [your organization’s] name exactly as it should appear in the Registration Statement:

SECTION 2. Please provide the number of shares that [you] / [your organization] will own immediately after Closing, including those [Shares] / [Warrant Shares] purchased by [you] / [your organization] pursuant to this Securities Purchase Agreement and those shares purchased by [you] / [your organization] through other transactions and provide the number of shares that [you] / [your organization] has the right to acquire within 60 days of Closing:

SECTION 3. [Have you] / [Has your organization] had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes          ☐ No

If “yes,” please indicate the nature of any such relationships below:

SECTION 4. (a) Are you (i) a FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of a FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition below) with respect to the proposed offering; (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member?

Answer: ☐ Yes ☐ No If “yes,” please describe below

FINRA Member. The term “FINRA Member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (“FINRA”). (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the FINRA. The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws. (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (FINRA Interpretation).